STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - 401K RETIREMENT SAVINGS PLAN - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 24,532,924	$ 23,829,037
Notes receivable from participants	454,376	279,796
Non-interest bearing cash	45,845
Total assets	25,033,145	24,108,833
Net assets available for benefits	$ 25,033,145	$ 24,108,833